UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ  07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 03/31

Date of reporting period: 6/30/15

Item 1. Schedule of Investments.

Franklin Mutual Recovery Fund

Statement of Investments, June 30, 2015 (unaudited)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 44.5%
Aerospace & Defense 1.4%
B/E Aerospace Inc.	United States	8,606	$472,470
[a]KLX Inc.	United States	4,303	189,891
			662,361
Auto Components 2.4%
[a,b]International Automotive Components Group Brazil LLC	Brazil	185,241	16,167
[a,b,c]International Automotive Components Group North America LLC	United States	1,263,310	1,124,363
			1,140,530
Banks 2.3%
CIT Group Inc.	United States	23,470	1,091,120
Chemicals 0.6%
Tronox Ltd., A	United States	20,435	298,964
Communications Equipment 0.6%
[a,c,d] Sorenson Communications Inc., Membership Interests	United States	1,508	286,520
Consumer Finance 0.3%
[a]Ally Financial Inc.	United States	6,588	147,769
Diversified Consumer Services 0.4%
Cengage Learning Holdings II LP	United States	7,048	199,106
Diversified Telecommunication Services 1.3%
Koninklijke KPN NV	Netherlands	167,450	640,088
Energy Equipment & Services 4.4%
Baker Hughes Inc.	United States	8,160	503,472
[a]DeepOcean Group Holding BV	Netherlands	91,357	1,370,355
Transocean Ltd.	United States	13,932	224,584
			2,098,411
Hotels, Restaurants & Leisure 2.5%
[a]Pinnacle Entertainment Inc.	United States	31,360	1,169,101
Insurance 4.5%
Ageas	Belgium	12,180	469,050
Direct Line Insurance Group PLC	United Kingdom	84,729	446,983
RSA Insurance Group PLC	United Kingdom	111,550	696,073
UNIQA Insurance Group AG	Austria	55,868	503,638
			2,115,744
Internet & Catalog Retail 1.3%
[a]Bluestem Group Inc.	United States	101,688	625,381
Machinery 1.4%
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	2,890	26,346
CNH Industrial NV, special voting (USD Traded)	United Kingdom	53,898	500,173
[a]Vossloh AG	Germany	1,910	113,987
			640,506
Media 7.3%
CBS Corp., B	United States	7,480	415,140
[a]DIRECTV	United States	18,560	1,722,182
Nine Entertainment Co. Holdings Ltd.	Australia	263,497	315,015
Time Warner Cable Inc.	United States	5,122	912,587
Tribune Media Co., A	United States	1,573	83,982
Tribune Publishing Co.	United States	2,741	42,595
			3,491,501
Metals & Mining 0.6%
[e]Freeport-McMoRan Inc., B	United States	15,252	283,992

Quarterly Statement of Investments | See Notes to Statement of Investments.

Franklin Mutual Recovery Fund

Statement of Investments, June 30, 2015 (unaudited) (continued)
Oil, Gas & Consumable Fuels 2.9%
BP PLC	United Kingdom	122,500	808,568
[a]Cairn Energy PLC	United Kingdom	216,300	576,993
			1,385,561
Paper & Forest Products 0.0%†
[a]Verso Corp.	United States	5,455	3,600
Personal Products 0.7%
Avon Products Inc.	United States	54,716	342,522
Pharmaceuticals 1.1%
[a]Hospira Inc.	United States	5,673	503,252
Semiconductors & Semiconductor Equipment 1.0%
Tokyo Electron Ltd., ADR	Japan	30,306	477,926
Software 2.9%
[e]Symantec Corp.	United States	60,060	1,396,395
Specialty Retail 0.3%
[a]Office Depot Inc.	United States	16,867	146,068
Technology Hardware, Storage & Peripherals 0.7%
[a]Eastman Kodak Co.	United States	10,185	171,108
[a]Eastman Kodak Co., wts., 9/03/18	United States	507	2,023
[a]Eastman Kodak Co., wts., 9/03/18	United States	507	1,886
Samsung Electronics Co. Ltd.	South Korea	149	168,744
			343,761
Tobacco 0.9%
Reynolds American Inc.	United States	5,411	403,985
Wireless Telecommunication Services 2.7%
Vodafone Group PLC	United Kingdom	359,050	1,296,509

Total Common Stocks and Other Equity Interests (Cost $22,188,230)			21,190,673
Preferred Stocks 2.4%
Automobiles 1.4%
Porsche Automobil Holding SE, pfd.	Germany	6,053	509,778
Volkswagen AG, pfd.	Germany	600	139,083
			648,861
Technology Hardware, Storage & Peripherals 1.0%
Samsung Electronics Co. Ltd., pfd.	South Korea	568	503,755

Total Preferred Stocks (Cost $1,001,188)			1,152,616
		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 19.9%
Avaya Inc.,
[f]senior note, 144A, 10.50%, 3/01/21	United States	687,000	570,210
[g] Term B-3 Loan, 4.687%, 10/26/17	United States	147,353	146,792
[g] Term B-6 Loan, 6.50%, 3/31/18	United States	35,517	35,387
[g,h]Bluestem Brands Inc., Initial Term Loan, 8.50%, 11/06/20	United States	1,325,300	1,317,845
[g]Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	43,289	43,452
[g]Eastman Kodak Co.,
Second Lien Term Loan, 10.75%, 9/03/20	United States	514,000	514,103
Term Loan, 7.25%, 9/03/19	United States	150,920	151,327
GenOn Americas Generation LLC, senior bond, 9.125%, 5/01/31	United States	892,000	834,020
[g]iHeartCommunications Inc.,
Tranche D Term Loan, 6.937%, 1/30/19	United States	1,272,694	1,178,302
Tranche E Term Loan, 7.687%, 7/30/19	United States	408,909	384,119
[g]KIK Custom Products Inc., Second Lien Term Loan, 9.50%, 10/29/19	United States	660,000	664,125
[f]Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	745,000	760,831
[g]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/19/20	United States	252,000	252,945
[g]NGPL PipeCo LLC, Term Loan, 6.75%, 9/15/17	United States	18,327	17,584

Franklin Mutual Recovery Fund

Statement of Investments, June 30, 2015 (unaudited) (continued)
[g]Panda Liberty LLC, Construction B-1 Advance Term Loan, 7.50%, 8/21/20	United States	448,000	445,321
[c,f,i]Sorenson Communications Inc., secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	649,999	643,499
[c,f,i]Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.00%, 10/31/21	United States	493,999	513,759
[g]Toys R Us-Delaware Inc.,
FILO Loans, 8.25%, 10/24/19	United States	89,000	89,667
Term B-4 Loan, 9.75%, 4/24/20	United States	689,828	652,233
Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	261,000	153,337
Walter Energy Inc.,
[g] B Term Loan, 7.25%, 4/01/18	United States	121,250	66,890
[f]first lien, 144A, 9.50%, 10/15/19	United States	71,000	39,228
[f,i] second lien, 144A, PIK, 11.50%, 4/01/20	United States	58,710	3,182
Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $9,608,812)			9,478,158
Corporate Bonds, Notes and Senior Floating Rate Interests in
Reorganization 11.4%
[g,j]Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	155,025	137,923
Term B-6-B Loans	United States	741,097	665,664
Term B-7 Loans	United States	177,110	155,060
[j]Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	1,752,000	1,537,380
2.125%, 4/15/14	Canada	171,000	149,646
[j]Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	600,000	546,000
10.75%, 7/15/16	Canada	25,000	22,750
[j]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	368,000	180,320
[g,j]Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.671%, 10/10/17	United States	2,524,660	1,459,175
[f,j]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	941,000	576,363
Total Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization (Cost $6,650,541)			5,430,281
		Shares
Companies in Liquidation 1.8%
[a]Adelphia Recovery Trust	United States	11,280,134	22,560
[a,k]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,018,915	11,310
[a,b,c]CB FIM Coinvestors LLC	United States	1,439,821	—
[a,d,k]Century Communications Corp., Contingent Distribution	United States	2,826,000	—
EME Reorganization Trust	United States	3,653,879	45,674
[a,b]FIM Coinvestor Holdings I, LLC	United States	1,801,197	—
[a,k]KGen Power Liquidating Trust, Contingent Distribution	United States	141,643	47,541
[a,l]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	5,404,577	716,106
[a,d,k]NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000	—
[a,d,k]Tribune Media Litigation Trust, Contingent Distribution	United States	20,126	—
[a,d,k]Tropicana Litigation Trust, Contingent Distribution	United States	12,892,000	—
Total Companies in Liquidation (Cost $2,102,900)			843,191
		Principal Amount*
Municipal Bonds (Cost $187,175) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	200,000	135,500

Total Investments before Short Term Investments (Cost $41,738,846)			38,230,419
Short Term Investments (Cost $5,500,000) 11.6%
U.S. Government and Agency Securities 11.6%
FHLB, 7/01/15	United States	5,500,000	5,500,000

Franklin Mutual Recovery Fund

Statement of Investments, June 30, 2015 (unaudited) (continued)
Total Investments (Cost $47,238,846) 91.9%			43,730,419
Securities Sold Short (1.9)%			(922,952)
Other Assets, less Liabilities 10.0%			4,831,190
Net Assets 100.0%			$47,638,657
		Shares
Securities Sold Short (Proceeds $917,533) (1.9)%
Common Stocks (1.9)%
Diversified Telecommunication Services (1.9)%
AT&T Inc.	United States	25,984	$(922,952)

† Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b See Note 5 regarding restricted securities.
c At June 30, 2015, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
d Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2015, the aggregate value of these securities was $286,520, representing 0.60% of net assets.
e Security or a portion of the security has been pledged as collateral for securities sold short. At June 30, 2015, the aggregate value of these securities and/or cash pledged as collateral was $2,171,645, representing 4.56% of net assets.
f Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At
June 30, 2015, the aggregate value of these securities was $3,107,072, representing 6.52% of net assets.
g The coupon rate shown represents the rate at period end.
h A portion or all of the security purchased on a delayed delivery basis.
i Income may be received in additional securities and/or cash.
j Defaulted security or security for which income has been deemed uncollectible.
k Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
l Bankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.

Franklin Mutual Recovery Fund
Statement of Investments, June 30, 2015 (unaudited) (continued)

At June 30, 2015, the Fund had the following forward exchange contracts outstanding. See Note 3.

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forw ard Exchange Contracts
Euro	BANT	Buy	24,636	$27,704	7/20/15	$-	$(241)
Euro	BANT	Sell	92,856	103,171	7/20/15	1,134	(1,475)
Euro	BBU	Sell	6,586	7,412	7/20/15	70	-
Euro	DBFX	Buy	32,746	36,245	7/20/15	409	(150)
Euro	DBFX	Sell	862,810	994,447	7/20/15	35,359	(2,735)
Euro	FBCO	Buy	23,245	26,162	7/20/15	-	(249)
Euro	FBCO	Sell	127,723	140,418	7/20/15	1,226	(3,188)
Euro	HSBC	Buy	47,213	53,407	7/20/15	-	(776)
Euro	HSBC	Sell	125,557	138,872	7/20/15	1,327	(2,420)
Euro	SSBT	Buy	2,695	3,039	7/20/15	-	(34)
Euro	SSBT	Sell	842,328	973,374	7/20/15	36,089	(1,705)
South Korean Won	BANT	Buy	76,217,497	69,867	8/12/15	-	(1,866)
South Korean Won	BANT	Sell	263,536,584	237,392	8/12/15	2,367	(101)
South Korean Won	FBCO	Buy	29,936,498	27,126	8/12/15	-	(417)
South Korean Won	FBCO	Sell	262,319,195	235,891	8/12/15	1,954	(103)
South Korean Won	HSBC	Buy	31,304,990	28,331	8/12/15	-	(401)
South Korean Won	HSBC	Sell	362,202,614	325,949	8/12/15	2,921	(127)
British Pound	BANT	Buy	202,312	306,686	8/19/15	11,308	(277)
British Pound	BANT	Sell	897,774	1,372,159	8/19/15	-	(37,733)
British Pound	DBFX	Buy	21,525	33,601	8/19/15	224	(21)
British Pound	DBFX	Sell	52,698	79,237	8/19/15	-	(3,522)
British Pound	FBCO	Buy	12,711	20,175	8/19/15	-	(213)
British Pound	FBCO	Sell	615,971	942,709	8/19/15	-	(24,630)
British Pound	HSBC	Buy	17,168	26,972	8/19/15	-	(11)
British Pound	HSBC	Sell	626,631	959,213	8/19/15	-	(24,867)
British Pound	SSBT	Buy	51,154	80,008	8/19/15	676	(350)
British Pound	SSBT	Sell	32,879	49,053	8/19/15	-	(2,581)
Australian Dollar	HSBC	Buy	14,390	11,040	8/24/15	46	(21)
Australian Dollar	HSBC	Sell	421,500	325,963	8/24/15	1,864	-
Euro	BANT	Sell	108,234	123,418	11/18/15	2,523	-
Euro	DBFX	Sell	59,884	68,233	11/18/15	1,344	-
Euro	HSBC	Sell	59,853	68,208	11/18/15	1,352	-
Totals Forw ard Exchange Contracts unrealized appreciation (depreciation)						$102,193	$(110,214)
Net unrealized appreciation (depreciation)							$(8,021)

[a] May be comprised of multiple contracts with the same counterparty, currency and settlement date.

Franklin Mutual Recovery Fund

Statement of Investments, June 30, 2015 (unaudited) (continued)

ABBREVIATIONS

Counterparty

BANT	- Bank of America N.A.
BBU	- Barclays Bank PLC
DBFX	- Deutsche Bank AG
FBCO	- Credit Suisse Group AG
HSBC	- HSBC Bank USA, N.A.
SSBT	- State Street Bank and Trust Co., N.A.

Currency

EUR	- Euro
USD	- United States Dollar

Selected Portfolio

ADR	- American Depositary Receipt
FHLB	- Federal Home Loan Bank
GO	- General Obligation
PIK	- Payment-In-Kind

Franklin Mutual Recovery Fund

Notes to Statement of Investments (unaudited)

1. ORGANIZATION

Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940 as a closed-end, continuously offered management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund's pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

4. INCOME TAXES

At June 30, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$47,650,830

Unrealized appreciation	$3,262,679
Unrealized depreciation	(7,183,090)
Net unrealized appreciation (depreciation)	$(3,920,411)

5. RESTRICTED SECURITIES

At June 30, 2015, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the Securities Act of 1933 deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
1,439,821	CB FIM Coinvestors LLC	1/15/09 – 6/02/09	$-	$-
1,801,197	FIM Coinvestor Holdings I, LLC	11/20/06 – 6/02/09	-	-
185,241	International Automotive Components Group Brazil LLC	4/13/06 – 12/26/08	123,016	16,167
1,263,310	International Automotive Components Group North America LLC	3/15/06 – 3/18/13	1,026,600	1,124,363
	Total Restricted Securities (Value is 2.39% of Net Assets)		$1,149,616	$1,140,530

6. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$-	$-	$1,140,530		$1,140,530
Communications Equipment	-	-	286,520		286,520
Energy Equipment & Services	728,056	-	1,370,355		2,098,411
All Other Equity Investments[b]	18,817,828	-	-		18,817,828
Corporate Bonds, Notes and Senior Floating Rate Interests	-	9,478,158	-		9,478,158
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization	-	5,430,281	-		5,430,281
Companies in Liquidation	45,674	749,976	47,541	c	843,191
Municipal Bonds	-	135,500	-		135,500
Short Term Investments	-	5,500,000	-		5,500,000
Total Investments in Securities	$19,591,558	$21,293,915	$2,844,946		$43,730,419

Other Financial Instruments
Forw ard Exchange Contracts	$-	$102,193	$-		$102,193

Liabilities:
Other Financial Instruments
Securities Sold Short	$922,952	$-	$-		$922,952
Forward Exchange Contracts	-	110,214	-		110,214
Total Other Financial Instruments	$922,952	$110,214	$-		$1,033,166

aIncludes common and preferred stocks as w ell as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2015.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. The reconciliation of assets for the three months ended June 30, 2015, is as follows:

										Net Change in
										Unrealized Appreciation
	Balance at						Net Unrealized			(Depreciation) on
	Beginning of		Purchases	Transfers Into	Cost Basis	Net Realized Gain	Appreciation	Balance at End of		Assets Held at Period
	Period		(Sales) (Out of) Level 3		Adjustm ents	(Loss)	(Depreciation)	Period		End
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$1,168,615		$-	$-	$-	$-	$(28,085)	$1,140,530		$(28,085)
Communications Equipment	196,040		-	-	-	-	90,480	286,520		90,480
Energy Equipment & Services	1,370,355		-	-	-	-	-	1,370,355		-
Companies in Liquidation	43,788	b	-	-	-	-	3,753	47,541	b	3,753
Total Investments in Securities	$2,778,798		$-	$-	$-	$-	$66,148	$2,844,946		$66,148

[a]Includes common stocks as w ell as other equity investments.
[b]Includes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2015, are as follows:

						Impact to
						Fair Value
	Fair Value at End of					if Input
Description	Period	Valuation Technique	Unobservable Inputs	Amount		Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components
	$1,124,363	Market comparables	Discount for lack of marketability	10%		Decrease[b]
			EV / EBITDA multiple	4.1	x	Increase[b]
All Other Investments[c]	1,720,583
Total	$2,844,946

a Represents the directional change in the fair value of the Level 3 financial instruments that w ould result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in input w ould have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
b Represents a significant impact to fair value and net assets.

c Includes financial instruments w ith values derived using prior transaction prices or third party pricing information w ithout adjustment for w hich such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

Abbreviations List

EBITDA - Earnings before interest, taxes, depreciation and amortization
EV - Enterprise value

7. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014, and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

8. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure, except for the following:

On August 7, 2015, shareholders of the Fund approved a proposal to reorganize the Fund with and into Franklin Mutual Quest Fund on or about August 27, 2015.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Mutual Recovery Fund

By    /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date: August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date: August 27, 2015

By    /s/Robert G. Kubilis

      Robert G. Kubilis

      Chief Financial Officer and

      Chief Accounting Officer

Date: August 27, 2015